                                                                    EXHIBIT 99.3

                   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

The following Unaudited Pro Forma Condensed Combined Balance Sheet gives effect to the October 1, 2001 acquisition of Galileo International, Inc. ("Galileo"). The following Unaudited Pro Forma Condensed Combined Statements of Operations give effect to the acquisition of Galileo and the Company's March 1, 2001 acquisition of Avis Group Holdings, Inc. ("Avis"). Both transactions have been accounted for under the purchase method of accounting.

Since the acquisition of Avis occurred on March 1, 2001, the financial position of Avis is included in the Company's historical balance sheet as of June 30, 2001. The Unaudited Pro Forma Condensed Combined Balance Sheet assumes the acquisition of Galileo occurred on June 30, 2001. The Unaudited Pro Forma Condensed Combined Statements of Operations assume the acquisitions of Avis and Galileo occurred on January 1, 2000. The unaudited pro forma financial data is based on the historical consolidated financial statements of the Company, Avis and Galileo under the assumptions and adjustments set forth in the accompanying explanatory notes.

The Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2000 also gives effect to various significant finance-related activities that occurred during the first quarter of 2001 (the "Financing Activities"), which comprise the issuance of debt securities (net of debt retirements) and equity securities, the conversion of PRIDES to CD common stock and the issuance of zero-coupon senior convertible notes. The Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2000 assumes the Financing Activities occurred on January 1, 2000.

For purposes of developing the Unaudited Pro Forma Condensed Combined Balance Sheet, Galileo's assets and liabilities were recorded at their estimated fair market values and the excess purchase price was assigned to goodwill. These fair market values are based on preliminary estimates. Accordingly, the pro forma adjustments may be subject to revision once appraisals, evaluations and other studies of the fair value of Galileo's assets and liabilities are completed. In addition, although goodwill and certain other intangible assets arising from this acquisition will not be amortized pursuant to Statement of Financial Accounting Standard ("SFAS") No. 142, "Goodwill and Other Intangible Assets," annual amortization of goodwill and certain other intangibles arising from the acquisition of $47 million and $16 million, respectively, has been reflected in the accompanying Unaudited Pro Forma Condensed Combined Statements of Operations since the acquisition was assumed to have occurred on January 1, 2000 (prior to the effective date of such standard) for purposes of preparing the Unaudited Pro Forma Condensed Combined Statements of Operations.

Since Avis was consolidated with the Company as of March 1, 2001, the results of operations of Avis between January 1, 2001 and February 28, 2001 were combined with the Company's results of operations to report the combined pro forma results of operations for the six months ended June 30, 2001. The pro forma results of the combined company were then added to Galileo's results of operations for the six months ended June 30, 2001 and for the year ended December 31, 2000, subject to certain pro forma adjustments, to provide the Unaudited Pro Forma Condensed Combined Statements of Operations. All intercompany transactions were eliminated on a pro forma basis. Historically, Avis paid the Company for services the Company provided related to call centers and information technology and for the use of the Company's trademarks, and Avis paid Galileo for services Galileo provided related to reservations for vehicle rentals.

The pro forma adjustments relating to the acquisition of Galileo reflect the disbursement of a combination of CD common stock and cash aggregating $20.91 for each share of Galileo common stock outstanding, the fair value of CD common stock options exchanged with certain fully-vested Galileo stock options of approximately $32 million and estimated transaction costs and expenses of $78 million. Approximately $1,482 million of the merger consideration was funded through the issuance of CD common stock, with the remainder being financed by available cash. In addition, Cendant repaid approximately $540 million of Galileo's net debt at closing with available cash ($615 million total debt based on June 30, 2001 balance).

In August 2000, Avis contributed its European vehicle management and leasing business ("PHH Europe") to a newly formed joint venture in exchange for cash, settlement of intercompany debt and a 20% interest in the venture

(the "PHH Europe Transaction"). The accompanying Supplemental Unaudited Pro Forma Condensed Combined Statement of Operations of Avis for the year ended December 31, 2000 has been adjusted to reflect the PHH Europe Transaction.

In connection with acquisitions entered into, the Company intends to review acquired operations, which may result in a plan to realign or reorganize certain of those operations. The costs of implementing such a plan, if it were to occur, have not been reflected in the accompanying pro forma financial information. The impact of a potential realignment or reorganization could increase or decrease the amount of goodwill and intangible assets and the related amortization in the accompanying pro forma financial information. Additionally, the Unaudited Pro Forma Condensed Combined Statements of Operations exclude any benefits that might result from the acquisitions due to synergies that may be derived or from the elimination of duplicate efforts.

The Company's management believes that the assumptions used provide a reasonable basis on which to present the unaudited pro forma financial information. The Company has completed other acquisitions and dispositions which are not significant and, accordingly, have not been included in the accompanying unaudited pro forma financial information. The unaudited pro forma financial information may not be indicative of the financial position or results of operations that would have occurred if the acquisitions of Avis and Galileo and the Financing Activities had been in effect on the dates indicated or which might be obtained in the future.

The unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto for the Company, Avis and Galileo. Certain reclassifications have been made to the historical amounts of Galileo to conform with the Company's classification.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               AS OF JUNE 30, 2001
                                  (in millions)

                                                                                             PURCHASE
                                                                  HISTORICAL   HISTORICAL    AND OTHER        COMBINED
                                                                   CENDANT      GALILEO      ADJUSTMENTS      PRO FORMA
                                                                   --------     --------     -----------      ---------
ASSETS
     Current assets
        Cash and cash equivalents                                  $  1,913     $     18     $   (437)(a)     $    879
                                                                                                 (615)(b)
        Receivables, net                                              1,392          253           --            1,645
        Other current assets                                          1,058           55           --            1,113
                                                                   --------     --------     --------         --------
     Total current assets                                             4,363          326       (1,052)           3,637

     Property and equipment, net                                      1,617          392           22 (a)        2,031
     Stockholder litigation settlement trust                            850           --           --              850
     Deferred income taxes                                            1,268           --           --            1,268
     Franchise agreements, net                                        1,506           --           --            1,506
     Goodwill, net                                                    5,507          307        1,555 (a)        7,369
     Other intangibles, net                                             805          408           (8)(a)        1,205
     Other assets                                                     1,758          135          (49)(a)        1,844
                                                                   --------     --------     --------         --------
     Total assets exclusive of assets under programs                 17,674        1,568          468           19,710
                                                                   --------     --------     --------         --------
     Assets under management and mortgage programs
     Mortgage loans held for sale                                       829           --           --              829
     Relocation receivables                                             332           --           --              332
     Vehicle-related, net                                             8,293           --           --            8,293
     Timeshare receivables                                              301           --           --              301
     Mortgage servicing rights                                        1,858           --           --            1,858
                                                                   --------     --------     --------         --------
                                                                     11,613           --           --           11,613
                                                                   --------     --------     --------         --------
TOTAL ASSETS                                                       $ 29,287     $  1,568     $    468         $ 31,323
                                                                   ========     ========     ========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
     Current liabilities
        Accounts payable and other current liabilities             $  2,749     $    243     $     --         $  2,992
        Current portion of long-term debt                               504          194         (181)(b)          517
        Deferred income                                               1,011           --           --            1,011
        Deferred income taxes                                            --           --            2 (a)            2
                                                                   --------     --------     --------         --------
     Total current liabilities                                        4,264          437         (179)           4,522

     Long-term debt                                                   4,365          456         (434)(b)        4,387
     Stockholder litigation settlement                                2,850           --           --            2,850
     Other liabilities                                                  681          157           85 (a)          923
                                                                   --------     --------     --------         --------
     Total liabilities exclusive of liabilities under programs       12,160        1,050         (528)          12,682
                                                                   --------     --------     --------         --------
     Liabilities under management and mortgage programs
        Debt                                                          9,993           --           --            9,993
        Deferred income taxes                                         1,030           --           --            1,030
                                                                   --------     --------     --------         --------
                                                                     11,023           --           --           11,023
                                                                   --------     --------     --------         --------

     Mandatorily redeemable preferred interest in a subsidiary          375           --           --              375
                                                                   --------     --------     --------         --------

     Stockholders' equity                                             5,729          518          996 (c)        7,243
                                                                   --------     --------     --------         --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $ 29,287     $  1,568     $    468         $ 31,323
                                                                   ========     ========     ========         ========

SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET.

                          NOTES TO UNAUDITED PRO FORMA
                        CONDENSED COMBINED BALANCE SHEET
                               AS OF JUNE 30, 2001
                              (DOLLARS IN MILLIONS)

The accompanying Unaudited Pro Forma Condensed Combined Balance Sheet was prepared to reflect the acquisition of Galileo, which was accounted for under the purchase method of accounting. The purchase price of $1,951 (including $78 of estimated transaction costs and expenses directly attributable to the acquisition of Galileo and $32 related to the fair value of CD common stock options issued in exchange for Galileo stock options) was based on acquiring 100% of the Galileo common stock outstanding at $20.91 per share.

(a) Represents the excess of the purchase price over the preliminary estimate of the fair value of the identifiable net assets acquired, calculated as follows:

Calculation of acquisition goodwill
    Cash consideration                                                                                       $   359
    Issuance of CD common stock                                                                                1,482
    Fair value of CD common stock options issued in exchange for
        Galileo stock options                                                                                     32
    Transaction costs and expenses                                                                                78
                                                                                                             -------
            Total purchase price                                                                               1,951
                                                                                                             -------

    Preliminary estimate of fair value of identifiable net assets acquired
        Historical book value of assets acquired net of liabilities assumed                                      518
        Elimination of Galileo goodwill                                                                         (307)
        Preliminary estimate of fair value adjustments to identifiable intangible assets                          (8)
        Preliminary estimate of fair value adjustments to property and equipment                                  22
        Preliminary estimate of fair value adjustments to other assets ($49) and other liabilities ($85)        (134)
        Deferred tax liability on fair value adjustments and transaction costs and expenses                       (2)
                                                                                                             -------
    Preliminary estimate of fair value of identifiable net assets acquired                                        89
                                                                                                             -------

    Acquisition goodwill                                                                                     $ 1,862
                                                                                                             =======

Calculation of acquisition goodwill adjustment
    Acquisition goodwill                                                                                     $ 1,862
    Historical Galileo goodwill                                                                                 (307)
                                                                                                             -------
    Acquisition goodwill adjustment                                                                          $ 1,555
                                                                                                             =======

The pro forma financial information presented herein reflects annual amortization of goodwill and certain other intangibles arising from the acquisition of $47 million and $16 million, respectively, which will not be reflected in the Company's reported results of operations due to the issuance of SFAS No. 142, as previously discussed.

(b) Represents the June 30, 2001 balance associated with Galileo's long-term debt that was repaid at closing.

(c) Represents the issuance of CD common stock valued at $1,482 in exchange for outstanding shares of Galileo common stock, the issuance of CD common stock options valued at $32 in exchange for Galileo stock options and the elimination of Galileo equity balances aggregating $518.


                                   UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                               FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                               (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                     HISTORICAL
                                                                        AVIS
                                                                        JAN 1-    AVIS                          GALILEO
                                                          HISTORICAL   FEB 28,  PURCHASE    ADJUSTED HISTORICAL PURCHASE   COMBINED
                                                            CENDANT     2001    ADJUSTMENTS  CENDANT  GALILEO  ADJUSTMENTS PRO FORMA
                                                          ----------   ------   -----------  -------  -------  ----------- ---------
REVENUES
     Membership and service fees, net                        $2,431   $   27    $  (34)(a)   $2,424   $   --   $   --       $2,424
     Vehicle-related                                          1,433      594        --        2,027       --       --        2,027
     Global distribution services                                --       --        --           --      867       (5)(f)      862
     Other                                                       25       20        -- (b)       45       46       --           91
                                                             ------   ------    ------       ------   ------   ------       ------
Net revenues                                                  3,889      641       (34)       4,496      913       (5)       5,404

EXPENSES
     Operating                                                1,239      174       (34)(a)    1,379      206       (5)(f)    1,580
     Selling, general and administrative                        895      115        --        1,010      391      (15)(g)    1,386
     Vehicle depreciation, lease charges and interest, net      725      350        --        1,075       --       --        1,075
     Non-vehicle depreciation and amortization                  222       23         2 (d)      247      122      (30)(g)      339
     Other charges, net                                         212       --        --          212       --       --          212
     Non-vehicle interest, net                                  122       12         1 (c)      135       19      (21)(h)      133
     Other, net                                                  --       --        --           --        6       --            6
                                                             ------   ------    ------       ------   ------   ------       ------
Total expenses                                                3,415      674       (31)       4,058      744      (71)       4,731
                                                             ------   ------    ------       ------   ------   ------       ------

Net gain on dispositions of businesses                          435       --        --          435       --       --          435
                                                             ------   ------    ------       ------   ------   ------       ------

INCOME (LOSS) BEFORE INCOME TAXES, MINORITY INTEREST
      AND EQUITY IN HOMESTORE.COM                               909      (33)       (3)         873      169       66        1,108
Provision (benefit) for income taxes                            336      (10)       (2)(e)      324       74       23(i)       421
Minority interest, net of tax                                    18       --        --           18       --       --           18
Losses related to equity in Homestore.com, net of tax            36       --        --           36       --       --           36
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF                    ------   ------    ------       ------   ------   ------       ------
      ACCOUNTING CHANGE                                      $  519   $  (23)   $   (1)      $  495   $   95   $   43       $  633
                                                             ======   ======    ======       ======   ======   ======       ======

CD COMMON STOCK INCOME PER SHARE
     INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE
         Basic                                               $ 0.61                          $ 0.58                         $ 0.66
         Diluted                                               0.58                            0.55                           0.63

     WEIGHTED AVERAGE SHARES OUTSTANDING
         Basic                                                  820                             820               117(j)       937
         Diluted                                                868                             868               117(j)       985

MOVE.COM COMMON STOCK INCOME PER SHARE
     INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE
         Basic                                               $ 9.94                          $ 9.94                         $ 9.94
         Diluted                                               9.81                            9.81                           9.81

     WEIGHTED AVERAGE SHARES OUTSTANDING
         Basic                                                    2                               2                              2
         Diluted                                                  2                               2                              2

                                    SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED
                                              COMBINED STATEMENT OF OPERATIONS.

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

THE FOLLOWING PRO FORMA ADJUSTMENTS RELATE TO THE ACQUISITION OF AVIS AND THE FINANCING ACTIVITIES.

(a) Represents the elimination of amounts paid by Avis to the Company for services provided related to call centers and information technology and for the use of trademarks.

(b) Represents the elimination of the Company's earnings attributable to its investment in Avis for which the combined effect is zero.

(c) Represents interest expense on debt issued to finance the acquisition of Avis ($7), net of the amortization of the fair value adjustment on acquired debt ($4) and the reversal of Avis' amortization of debt-related costs ($2).

(d) Represents the amortization of goodwill generated on the excess of fair value over the net assets acquired on a straight-line basis over 40 years, net of the reversal of Avis' amortization of pre-acquisition goodwill and other identifiable intangibles resulting from the allocation of purchase price on a straight-line basis over 20 years.

(e) Represents the income tax effect of the purchase adjustments and other pro forma adjustments at an estimated statutory rate of 38.5% (not including adjustments for non-deductible goodwill).

THE FOLLOWING PRO FORMA ADJUSTMENTS RELATE TO THE ACQUISITION OF GALILEO.

(f) Represents the elimination of amounts paid by Avis to Galileo for services provided related to reservations for vehicle rentals.

(g) Represents the amortization of goodwill generated on the excess of the purchase price over the preliminary estimate of the fair value of identifiable net assets acquired on a straight-line basis over 40 years ($23), the amortization of the estimated identifiable intangibles on a straight-line basis over 25 years ($8) and the amortization of estimated value of property and equipment ($61), net of the reversal of Galileo's amortization of pre-acquisition goodwill ($28), other identifiable intangibles ($22), other assets ($15) and property and equipment ($72).

(h) Represents interest expense relating to the Galileo long-term debt that was repaid at closing.

(i) Represents the income tax effect of the purchase adjustments and other pro forma adjustments at an estimated statutory rate of 38.5% (not including adjustments for non-deductible goodwill).

(j) Represents the issuance of approximately 117 million shares of CD common stock used to fund a portion of the acquisition price of Galileo.


                                  UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED DECEMBER 31, 2000
                                              (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                     AVIS        OTHER
                                                           HISTORICAL   ADJUSTED   PURCHASE     PRO FORMA  ADJUSTED   HISTORICAL
                                                            CENDANT     AVIS (*)  ADJUSTMENTS  ADJUSTMENTS  CENDANT    GALILEO
                                                           -----------  --------  -----------  ----------- ---------- ----------
REVENUES
     Membership and service fees, net                        $ 4,512    $   155   $  (173)(a)   $    --    $ 4,494    $    --
     Vehicle-related                                              --      3,783        --            --      3,783         --
     Global distribution services                                 --         --        --            --         --      1,561
     Other                                                       147        151       (39)(b)        --        259         82
                                                             -------    -------   -------       -------    -------    -------
Net revenues                                                   4,659      4,089      (212)           --      8,536      1,643

EXPENSES
     Operating                                                 1,426        966      (173)(a)        --      2,219        368
     Vehicle depreciation, lease charges and interest, net        --      1,671        --            --      1,671         --
     Selling, general and administrative                       1,508        637        --            --      2,145        678
     Non-vehicle depreciation and amortization                   352         74        16(c)         --        442        241
     Other charges, net                                          111         --        --            --        111         28
     Non-vehicle interest, net                                   148        482         6(d)         54(g, i)  690         45
     Other, net                                                   --         --        --            --         --         17
                                                             -------    -------   -------       -------    -------    -------
Total expenses                                                 3,545      3,830      (151)           54      7,278      1,377
                                                             -------    -------   -------       -------    -------    -------

Net loss on dispositions of businesses                            (8)        --       (35)(e)        --        (43)        --
                                                             -------    -------   -------       -------    -------    -------

Income before income taxes, minority interest and
     equity in Homestore.com                                   1,106        259       (96)          (54)     1,215        266
Provision for income taxes                                       362        117       (30)(f)       (20)(f)    429        117
Minority interest, net of tax                                     84          7        --           (66)(h)     25         --
Income before extraordinary loss and cumulative              -------    -------   -------       -------    -------    -------
     effect of accounting change                             $   660    $   135   $   (66)      $    32    $   761    $   149
                                                             =======    =======   =======       =======    =======    =======

CD COMMON STOCK INCOME PER SHARE
     INCOME BEFORE EXTRAORDINARY LOSS AND CUMULATIVE
        EFFECT OF ACCOUNTING CHANGE
        Basic                                                $  0.92         --        --            --    $  0.92         --
        Diluted                                                 0.89         --        --            --       0.90         --

WEIGHTED AVERAGE SHARES OUTSTANDING
        Basic                                                    724         --        --           107(j)     831         --
        Diluted                                                  762         --        --           107(j)     869         --

MOVE.COM COMMON STOCK LOSS PER SHARE
     LOSS BEFORE EXTRAORDINARY LOSS AND CUMULATIVE
        EFFECT OF ACCOUNTING CHANGE
        Basic                                                $ (1.76)        --        --            --    $ (1.76)        --
        Diluted                                                (1.76)        --        --            --      (1.76)        --

WEIGHTED AVERAGE SHARES OUTSTANDING
        Basic                                                      3         --        --            --          3         --
        Diluted                                                    3         --        --            --          3         --






















                                                               GALILEO
                                                               PURCHASE   COMBINED
                                                              ADJUSTMENTS PRO FORMA
                                                           -------------- ---------
REVENUES
     Membership and service fees, net                        $   --       $ 4,494
     Vehicle-related                                             --         3,783
     Global distribution services                               (12)(k)     1,549
     Other                                                       --           341
                                                             ------       -------
Net revenues                                                    (12)       10,167

EXPENSES
     Operating                                                  (12)(k)     2,575
     Vehicle depreciation, lease charges and interest, net       --         1,671
     Selling, general and administrative                        (23)(l)     2,800
     Non-vehicle depreciation and amortization                  (57)(l)       626
     Other charges, net                                          --           139
     Non-vehicle interest, net                                  (47)(m)       688
     Other, net                                                  --            17
                                                             ------       -------
Total expenses                                                 (139)        8,516
                                                             ------       -------

Net loss on dispositions of businesses                           --           (43)
                                                             ------       -------

Income before income taxes, minority interest and
     equity in Homestore.com                                    127         1,608
Provision for income taxes                                       47(n)        593
Minority interest, net of tax                                    --            25
Income before extraordinary loss and cumulative              -------      -------
     effect of accounting change                             $    80      $   990
                                                             =======      =======

CD COMMON STOCK INCOME PER SHARE
     INCOME BEFORE EXTRAORDINARY LOSS AND CUMULATIVE
        EFFECT OF ACCOUNTING CHANGE
        Basic                                                     --      $  1.05
        Diluted                                                   --         1.02

WEIGHTED AVERAGE SHARES OUTSTANDING
        Basic                                                    117(o)       948
        Diluted                                                  117(o)       986

MOVE.COM COMMON STOCK LOSS PER SHARE
     LOSS BEFORE EXTRAORDINARY LOSS AND CUMULATIVE
        EFFECT OF ACCOUNTING CHANGE
        Basic                                                     --      $ (1.76)
        Diluted                                                   --        (1.76)

WEIGHTED AVERAGE SHARES OUTSTANDING
        Basic                                                     --            3
        Diluted                                                   --            3

----------
(*) See Supplemental Unaudited Condensed Combined Statement of Operations and Notes included herein.

            SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED
                       COMBINED STATEMENT OF OPERATIONS.

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

THE FOLLOWING PRO FORMA ADJUSTMENTS RELATE TO THE ACQUISITION OF AVIS AND THE FINANCING ACTIVITIES.

(a) Represents the elimination of amounts paid by Avis to the Company for services provided related to call centers and information technology and for the use of trademarks.

(b) Represents the elimination of the Company's earnings attributable to its investment in Avis.

(c) Represents the amortization of goodwill generated on the excess of fair value over the net assets acquired on a straight-line basis over 40 years, net of the reversal of Avis' amortization of pre-acquisition goodwill and other identifiable intangibles resulting from the allocation of purchase price on a straight-line basis over 20 years.

(d) Represents interest expense on debt issued to finance the acquisition of Avis ($44), net of amortization of the fair value adjustment on acquired debt ($25) and the reversal of Avis' amortization of debt related costs ($13).

(e) Represents the reversal of a gain of $35 million recorded by the Company, which represents the recognition of a portion of its previously recorded deferred gain from the 1999 sale of its fleet business due to the disposition of PHH Europe by Avis in August 2000.

(f) Represents the income tax effect of the purchase adjustments and other pro forma adjustments at an estimated statutory rate of 37.5% (not including adjustments for non-deductible goodwill), except Note (e) above where the tax effect was approximately 2%, which represented the rate at which taxes were provided on the related gain.

(g) Represents interest expense relating to the issuance of the zero-coupon senior convertible notes, medium-term notes, borrowing under a $650 million term loan agreement and the repayment of an existing term loan, net of interest expense allocated to the acquisition of Avis (See Note (d) above).

(h) Represents the reduction in preferred stock dividends resulting from the conversion of the PRIDES to CD common stock.

(i) No adjustment has been made to reduce interest expense for interest income on the incremental cash of $1,587 raised through the Financing Activities. Assuming the incremental cash was invested at 5%, which represents the Company's current rate for cash investments, interest expense would have been reduced by $79. Additionally, income before extraordinary loss and cumulative effect of accounting change and income per share before extraordinary loss and cumulative effect of accounting change would have improved by $49 and $0.06, respectively.

(j) Represents the issuance of CD common stock of 61 million shares and 46 million shares relating to the conversion of PRIDES to CD common stock and the issuance of CD common stock, respectively.

THE FOLLOWING PRO FORMA ADJUSTMENTS RELATE TO THE ACQUISITION OF GALILEO.

(k) Represents the elimination of amounts paid by Avis to Galileo for services provided related to reservations for vehicle rentals.

(l) Represents the amortization of goodwill generated on the excess of the purchase price over the preliminary estimate of the fair value of identifiable net assets acquired on a straight-line basis over 40 years ($47), the amortization of the estimated identifiable intangibles on a straight-line basis over 25 years ($16) and the amortization of the estimated value of property and equipment ($121), net of the reversal of Galileo's amortization of pre-acquisition goodwill ($47), other identifiable intangibles ($39) and property and equipment ($155).

(m) Represents interest expense relating to the Galileo long-term debt that was repaid at closing.

(n) Represents the income tax effect of the purchase adjustments and other pro forma adjustments at an estimated statutory rate of 37.5% (not including adjustments for non-deductible goodwill).

(o) Represents the issuance of approximately 117 million shares of CD common stock used to fund a portion of the acquisition price of Galileo.

   SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                  (IN MILLIONS)

The unaudited pro forma financial data presented below was prepared to reflect the historical consolidated financial statements of Avis, excluding the PHH Europe Transaction. Avis will receive an annual license fee in connection with the PHH Europe Transaction from the joint venture for the license of the PHH fleet management technology, PHH interactive. Avis utilized the proceeds of the PHH Europe Transaction to reduce Avis' indebtedness and to pay transaction costs.


                                                            HISTORICAL     SALE OF      PRO FORMA        ADJUSTED
                                                               AVIS     PHH EUROPE(a)  ADJUSTMENTS         AVIS
                                                            ----------  -------------  -----------       --------
Revenues
     Service fees, net                                        $  241       $  (86)       $   --           $  155
     Vehicle rental                                            2,467           --            --            2,467
     Vehicle leasing and other fees                            1,389          (73)           --            1,316
     Other                                                       146           --             5 (b)          151
                                                              ------       ------        ------           ------
Net revenues                                                   4,243         (159)            5            4,089

EXPENSES
     Operating                                                   966           --            --              966
     Vehicle depreciation and lease charges                    1,695          (24)           --            1,671
     Selling, general and administrative                         693          (56)           --              637
     Interest, net                                               577          (37)          (58)(c)          482
     Depreciation and amortization                                89          (12)           (3)(d)           74
                                                              ------       ------        ------           ------
Total expenses                                                 4,020         (129)          (61)           3,830

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST          223          (30)           66              259
Provision (benefit) for income taxes                              95           (3)           25(e)           117
Minority interest                                                  7           --            --                7
                                                              ------       ------        ------           ------
INCOME (LOSS) BEFORE EXTRAORDINARY LOSS AND
     CUMULATIVE EFFECT OF ACCOUNTING CHANGE                   $  121       $  (27)       $   41           $  135
                                                              ======       ======        ======           ======

              SEE ACCOMPANYING NOTES TO SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED COMBINED
                                      STATEMENT OF OPERATIONS.


                    NOTES TO SUPPLEMENTAL UNAUDITED PRO FORMA
                   CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                             (DOLLARS IN MILLIONS)


(a) Represents adjustments to pro forma the results of operations of PHH Europe, assuming that the PHH Europe Transaction occurred on January 1, 2000.

(b) Represents fleet management technology fee income and the equity in the earnings of the joint venture formed pursuant to the PHH Europe Transaction, net of the amortization of the excess of cost over the assets acquired.

(c) Represents a reduction in interest expense resulting from the retirement of acquisition debt and revolving credit facilities related to the application of proceeds of $1,053 from the PHH Europe Transaction.

(d) Represents a decrease in amortization expense relating to goodwill generated from the PHH Europe Transaction, net of the reversal of PHH Europe goodwill.

(e) Represents the income tax effect of the pro forma adjustments at an estimated statutory rate of 39% (not including adjustments for non-deductible goodwill).


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